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                                                               EXHIBIT 10(k)(12)

                            CENTERPOINT ENERGY, INC.
                           DEFERRED COMPENSATION PLAN

               (As Amended and Restated Effective January 1, 1989)

                               Eleventh Amendment

                  CenterPoint Energy, Inc., a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Deferred Compensation Plan, effective January 1, 1989, and as thereafter amended (the "Plan"), and having reserved the right under Section 7.1 thereof to amend the Plan, does hereby amend the Plan, as follows:

                  1. Effective as of August 31, 2002, the Plan is hereby amended to provide that all references to "Houston Industries Incorporated" are deleted and replaced in lieu thereof with "CenterPoint Energy, Inc." and the definition of "Company" in Article I of the Plan is hereby amended to read as follows:

                  "1.2(e) 'Company' means CenterPoint Energy, Inc., a Texas corporation, or a successor to CenterPoint Energy, Inc., in the ownership of substantially all of its assets."

                  2. Effective as of October 2, 2002, the Plan is hereby renamed the CenterPoint Energy, Inc. Deferred Compensation Plan, with all references in the Plan amended accordingly, and the definition of "Plan" in
Article I of the Plan is hereby amended to read as follows:

                  "1.2(v) 'Plan' means the CenterPoint Energy, Inc. Deferred Compensation Plan, as amended and restated effective January 1, 1989, and as set forth herein, as the same may hereafter be amended from time to time."

                  3. Effective as of December 4, 2002, Article V of the Plan is hereby amended to add the following Section 5.9 to the end thereof:

         "5.9     Terminations under the 2002 Voluntary Early Retirement
Program.

                  (a) Prior to Early Retirement Date. Notwithstanding any other provisions of the Plan to the contrary, if a Participant who fulfills the requirements of an 'Eligible

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         VERP Employee' pursuant to Section 8.6 of the CenterPoint Energy, Inc.
         Retirement Plan is terminated prior to the first day of the month coincident with or next following the date of the Participant's 60th birthday and the Participant consents to the election of this amendment to the Plan, a Normal Retirement Distribution as described in Section
         5.1 or a distribution as described in Section 5.4 shall not be made, but the Employer (x) shall pay the Participant the sum or sums of Compensation actually deferred, with interest thereon, compounded annually, at the applicable Interest Crediting Rate for each Participation Year, from the Commencement Date through the date of payment, minus any Early Distributions paid to date, (y) shall make a lump sum distribution or 15 annual installment payments in accordance with the Participant's election under Section 5.1(b) and, if payable in a lump sum, in the January following the Participant's termination of employment or, if payable in installments, commencing on the first day of the month coincident with or next following the month in which the Participant terminates employment and payable thereafter in that same month in each remaining year, and (z) shall not make any future Early Distributions to such Participant.

                  (b) After Early Retirement Date. If the employment of a Participant is terminated voluntarily as described in subsection (a) above but after the first day of the month coincident with or next following the date of the Participant's 60th birthday, distributions (including Early Distributions) shall be made as otherwise provided in this Article V.

                  (c) Commutation. Any installment payment hereunder may be commuted as provided in Section 5.1 (f)."

                  IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 20th day of December, 2002, but effective as of the dates specified herein.

                                     CENTERPOINT ENERGY, INC.

                                     By: /s/ DAVID M. MCCLANAHAN
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                                         David M. McClanahan
                                         President and Chief Executive Officer

ATTEST:

/s/ RUFUS S. SCOTT
-----------------------------------
Assistant Secretary

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